PENN SERIES FUNDS, INC.

Supplement dated May 24, 2017

to the Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Emerging Markets Equity Fund

On May 18, 2017, Penn Mutual Asset Management, LLC recommended and the Board of Directors of Penn Series Funds, Inc. approved a reduction in the investment advisory and sub-advisory fees paid by the Emerging Markets Equity Fund (the “Fund”).

Accordingly, effective June 1, 2017, the fee table under the heading “Annual Fund Operating Expenses” and the expense examples under the heading “Example” in the Fund’s “Fund Summary” section are hereby replaced in their entirety by the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.92%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Fund Operating Expenses*	1.39%

* The expense information in the table has been restated to reflect a reduction in the Fund’s current Investment Advisory Fees effective June 1, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your variable contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8349    05/17

PENN SERIES FUNDS, INC.

Supplement dated May 24, 2017

to the Statement of Additional Information (“SAI”) dated May 1, 2017

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Emerging Markets Equity Fund

On May 18, 2017, Penn Mutual Asset Management, LLC (“PMAM”) recommended and the Board of Directors of Penn Series Funds, Inc. approved a reduction in the investment advisory and sub-advisory fees paid by the Emerging Markets Equity Fund (the “Fund”).

I.	Accordingly, effective June 1, 2017, the Fund’s investment advisory fee, as set forth in the table under the heading “General Information—Investment Advisory Services” is hereby replaced in its entirety by the following:

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Emerging Markets Equity	0.92%

II.	In addition, the Fund’s sub-advisory fee, as set forth in the second table under the heading “General Information—Investment Advisory Services” is hereby replaced in its entirety by the following:

NAME OF FUND	NAME OF SUB-ADVISER	SUB-ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Emerging Markets Equity	Morgan Stanley Investment Management Inc.[2]	0.62%

[2]

Morgan Stanley Investment Management Inc. (“MSIM”) has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund. MSIM compensates MSIM Company from the investment advisory fee paid to MSIM by PMAM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8351 05/17